UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 30, 2024

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 as if fully set forth herein.

Section 8 - Other Events

Item 8.01	Other Events

As previously disclosed, on February 23, 2024, International Seaways, Inc. (the “Company”) entered into agreements to acquire two 2014-built and four 2015-built MR Product Carriers for an aggregate consideration of approximately $232 million, payable 85% in cash and 15% in shares of common stock of the Company. Each of the six vessel purchases is subject to satisfaction of closing conditions customary for vessel purchases, and the vessels are expected to be delivered to the Company by the end of the second quarter of 2024.

On May 30, 2024, the Company acquired the last of the aforementioned Product Carriers for a combination of cash and 93,883 shares of common stock of the Company, which, pursuant to the Registration Rights Agreement dated as of February 23, 2024 between the Company and Wayzata Opportunities Fund III, L.P., were issued as a private placement to an accredited investor and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

The shares of common stock issued by the Company were subsequently registered for resale with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-278975) (the “Registration Statement”), dated April 29, 2024, containing a Prospectus, dated April 29, 2024, as supplemented by a Prospectus Supplement, dated May 30, 2024.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents as exhibits hereto as exhibits to the Registration Statement in connection with the registration for resale of certain shares of common stock of the Company, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Reeder & Simpson, P.C.
5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Reeder & Simpson, P.C. (included in Exhibit 5.1)
23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: May 30, 2024	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Reeder & Simpson, P.C.
5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23.1	Consent of Reeder & Simpson, P.C. (included in Exhibit 5.1)
23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)